Tristone Capital Global Energy Forum May 2008 Tristone Capital Global Energy Forum May 2008 PXP PXP Exhibit 99.2

Innovative    Balanced    Experienced
PXP is an independent oil and gas company primarily engaged in the activities of acquiring, developing, exploring and producing oil and gas in its core areas of operation: California, Rockies, Gulf Coast, Gulf of Mexico,
Texas Panhandle, South Texas and the Permian Basin of the United States.
PXP is headquartered in Houston, Texas.
PXP
PXP
www.pxp.com

PXP
Except for the historical information contained herein, the
matters discussed in this presentation are “forward-looking
statements” as defined by the Securities and Exchange
Commission.  These statements involve certain assumptions PXP made based on its experience and perception of historical trends, current conditions, expected future developments and other
factors it believes are appropriate under the circumstances.
The forward-looking statements are subject to a number of
known and unknown risks, uncertainties and other factors that could cause our actual results to differ materially.  These risks and uncertainties include, among other things, uncertainties inherent in the exploration for and development and production of oil & gas and in estimating reserves, unexpected future capital expenditures, general economic conditions, oil and gas price volatility, the success of our risk management activities,
competition, regulatory changes and other factors discussed in
PXP’s filings with the Securities and Exchange Commission.
Corporate Headquarters
Contacts
Plains Exploration & Production Company
700 Milam, Suite 3100
Houston, Texas 77002
Forward Looking Statements
This presentation is not for reproduction or distribution to others without PXP’s consent.
Corporate Information
James C. Flores – Chairman, President & CEO
Winston M. Talbert – Exec. Vice President & CFO
Hance V. Myers – Vice President Investor Relations
Joanna Pankey – Manager, Investor Relations
& Shareholder Services
Phone: 713-579-6000
Toll Free: 800-934-6083
Email: investor@pxp.com
Web Site: www.pxp.com

PXP
PXP Today
Strategic Enhancement of Asset Portfolio
Increased diversification into high quality basins
Large inventory of cash producing and growth opportunities
Improving unit economics and cost structure
Lower risk more balanced asset base
$9+ billion enterprise value
600 million BOE proved reserves
(1)
92,000 – 96,000 BOE per day average
production expected in 2008
(1) Represents year end 2007 proved reserves adjusted for asset sales closed in February 2008 and the South Texas property acquisition closed in April 2008.

PXP
Valuation
Sell-Side Consensus NAV = $83.30 / share
$9.84
$14.51
$16.40
$17.72
$18.42
$19.52
$19.72
$21.30
$21.46
$23.14
$25.15
$30.53
PXD PXP APC NBL APA FST XTO COG NFX CHK EOG HK
Enterprise Value/per BOE Proved Reserves
Source: Credit Suisse as of 5/01/08
Net Asset Valuation: 5-01-08

PXP
Consistent Value Creating Strategy
Grow production from development assets
Maximize free cash flow generating assets
Deliver upside growth via high-quality,
high-impact projects
Maintain financial flexibility
Repurchase shares consistently
After several years of strategically aligning our
asset base PXP is well positioned to:

PXP
51.9
53.5
57.1
85.1
95.7
Q1 Q2 Q3 Q4 Q1
Production
Thousand BOEPD
$18.25
$19.26
$17.98
$17.85
$17.57
Q1 Q2 Q3 Q4 Q1
Production Costs
$/BOE
2007 2008
2007 2008
83%
84%
85%
89%
2005 2006 2007 Q1
Oil Price Realization
% NYMEX
2008
$94.6
$111.0
$146.0
$275.4
$350.2
Q1 Q2 Q3 Q4 Q1
Operating Cash Flow
Non-GAAP Measure
(1)
$Million
2007 2008
(1) Non-GAAP to GAAP reconciliation provided at the end
of the presentation.
Accelerating Value

PXP
Gulf of Mexico
Vicksburg discovery announced
Flatrock complex expanding
–
1st production in January
–
Flatrock # 2 well tested at 114 MMCFED
–
2 additional successful wells announced
–
3 rigs currently running in the area
South Texas
Property acquisition closed April 2008
–
Consistent with value creating strategy
–
Expanding strong operating area
–
Adding cash flow + attractive development project inventory
Share Repurchase
Repurchased 5.77 million PXP shares 1Q 08
–
13.44 million PXP shares repurchased since 2006
Accelerating Value

PXP
Proven Consistent Value Generator
26
34
62
62
59
62
94
2002 2003 2004 2005 2006 2007 2008E
600
352
401 419
281
253
2002 2003 2004 2005 2006 2007
Production: 24% CAGR
Proved Reserves: 19% CAGR
2008E production represents guidance mid-point.
2007 proved reserves represent year end 2007 proved reserves adjusted for asset sales closed in February 2008 and the South Texas property acquisition closed in April 2008.
27yr
R/P
16yr
R/P
17yr
R/P
17yr
R/P
20yr
R/P
Thousand BOEPD
Million BOE
60%
Oil
67%
Oil
17yr
R/P

PXP
Improving Unit Economics
Production costs estimated to decrease $1.10 / BOE or
6% from 2007
G&A expenses
(1)
estimated to decrease $0.50 / BOE or
15% from 2007
Oil price realizations expected to increase to 88% of
NYMEX or 4% greater than 2007
1
st
QTR 2008 NYMEX pricing up versus FY 2007, oil up
35%, natural gas up 17%
(1) Excludes equity based non-cash compensation.

10 PXP Lower Risk Capital Allocation 43% 57% 2007 $820 million 2008E $1.15 billion 25% 75% Development Capital Exploration Capital Capital Program

PXP
Oil            Gas
High Quality Basins
Cash & Growth
California
Rockies
Panhandle/Permian
Gulf Coast
Gulf of Mexico
Upside Growth
Exploration Gulf of Mexico
Exploration Vietnam/New Zealand
California Real Estate
369
MMBOE
369
MMBOE
84
MMBOE
84
MMBOE
89
MMBOE
89
MMBOE
58
MMBOE
600 MMBOE
Proved Reserves
(1)
(1) Represents year end 2007 proved reserves adjusted for asset sales closed in February 2008 and the South Texas property acquisition closed in April 2008.

PXP
California – Cash & Growth
CASH
Onshore
342 MMBOE net
proved reserves
156 MMBOE net
probable/possible
2,500+ future well
locations
26 yr R/P
Reserves: As of 12/31/07.
The shaded area is for illustrative purposes only and does not reflect actual lease acreage.
GROWTH
Offshore
27 MMBOE net
proved reserves
9 MMBOE net
probable/possible
T-Ridge Project
-
Received Santa
Barbara County
Planning
Commission
approval of Final
Development Plan
in April 2008
Los
Angeles
Basin
Los
Angeles
Basin
San Joaquin
Valley
San Joaquin
Valley
Arroyo
Grande
Arroyo
Grande
Pt Pedernales/
T-Ridge
Pt Arguello

PXP
Rockies – Cash & Growth
CASH
Madden Field
39 MMBOE net
proved reserves
30 MMBOE net
probable/possible
14% non-operated
working interest
GROWTH
Piceance Basin
60,000 acres
5,700 BOEPD net exit rate
anticipated by year end
2008
44 MMBOE net
proved reserves
116 MMBOE net
probable/possible
PXP is operator with 50%
working interest
Reserves: As of 12/31/07. Piceance production and reserves pro forma for OXY sale.
The shaded area is for illustrative purposes only and does not reflect actual lease acreage.
Green River Basin
60,000 acres
Eagle Project development
permitting in progress
Green River
Basin
Green River
Basin
Piceance
Basin
Piceance
Basin
Madden Field
Madden Field

PXP
CASH
Permian Basin
48 MMBOE net
proved reserves
72 MMBOE net
probable/
possible
CO
2
enhanced
recovery
potential
Panhandle/Permian – Cash & Growth
GROWTH
Panhandle
495,000 acres
715 square miles of
3D seismic
41 MMBOE net proved
reserves
82 MMBOE net
probable/possible
Develop: Marvin Lake,
Wheeler, & Courson
Ranch, 20 to 25 wells
planned in 2008
Explore: Turkey Track
Ranch, up to 5 wells
planned in 2008
80% working interest
Reserves: As of 12/31/07. Permian reserves pro forma for OXY sale.
The shaded area is for illustrative purposes only and does not reflect actual lease acreage.
Permian Basin
Permian Basin
Panhandle
Panhandle

PXP
South Texas
South Texas
Gulf Coast – Cash & Growth
60,000 acres
275 square mile 3D
seismic
33 MMBOE net reserve
potential
2 to 4 wells planned in
2009
Minimum 73% working
interest
GROWTH
Big Mac Project
Big Mac
Big Mac
The South Texas property acquisition closed in April 2008.
Big Mac data post XTO transaction.
The shaded area is for illustrative purposes only and does not reflect actual lease acreage
CASH
South Texas
41 MMBOE net
proved reserves
8 MMBOE net
probable/possible
reserves
25 to 30 wells planned
in 2008
Houston
Houston
Jefferson
PXP acreage

PXP
Gulf of Mexico – Cash & Growth
Success Continues
Discoveries
Discoveries
New Orleans
Vicksburg
Friesian
2008+ Drilling
2008+ Drilling
Vicksburg # 2
Flatrock
5 wells planned
South
Timbalier 168
Paleogene # 1
Flatrock Field

PXP
Paleogene
# 1
Eagle
Vietnam # 1
2008+
Flatrock
# 6, # 7
T-Ridge
4Q08
Upside Growth Drilling Catalysts
Near-Term Project Inventory
600 MMBOE
Proved
497 MMBOE
2P/3P
Flatrock # 5
2Q08
3Q08
~1.1 Billion
BOE
3P Reserves
~1.1 Billion
BOE
3P Reserves
Pro Forma
Reserves
(1)
Flatrock
# 3, # 4
Mound Point
East # 1
South
Timbalier
168 # 1
Vicksburg
# 2
(1) Represents year end 2007 proved reserves adjusted for asset sales closed in February 2008 and the South Texas property acquisition closed in April 2008.

PXP
Upside Growth Catalysts
Strong Production Growth from Development
Program
Exploration
–
Gulf of Mexico
–
T-Ridge
–
Eagle
–
Vietnam
California Real Estate – Montebello
Share Repurchase
“Accelerating Per Share Value”

Innovative    Balanced    Experienced
PXP is an independent oil and gas company primarily engaged in the activities of acquiring, developing, exploring and producing oil and gas in its core areas of operation: California, Rockies, Gulf Coast, Gulf of Mexico,
Texas Panhandle, South Texas and the Permian Basin of the United States.
PXP is headquartered in Houston, Texas.
PXP
PXP
www.pxp.com

PXP
GAAP to Non-GAAP Reconciliation
7 0 0 2
Q 1 Q 2 Q 3 Q 4 Q1
) s r a l l o d f o s n o i l l i m n i (
284.8 $ 302.3 $ 144.5 $ 121.3 $ 20.0 $
87.2 1.9 27.1 15.3 98.1
(21.8) (28.8) (25.6) (25.6) (23.5)
350.2 $ 275.4 $ 146.0 $ 111.0 $ 94.6 $
2008
The following chart reconciles Net Cash Provided by Operating Activities (GAAP) to Operating Cash Flow (non-GAAP)
for the periods highlighted below. Management believes this presentation may be useful to investors because it is illustrative of the impact of the Company's derivative contracts. PXP management uses this information for comparative purposes within the industry and as a means of measuring the Company's ability to fund capital expenditures and service debt. This measure is not intended to replace the GAAP statistic but to provide additional information that may be helpful in evaluating the Company's operational trends and performance.
Operating cash flow is calculated by adjusting the GAAP measure of cash provided by operating activities to exclude changes in operating assets and liabilities and include derivative cash flows that are classified as financing or investing activities in the statement of cash flows. Pursuant to GAAP certain cash payments with respect to our derivative instruments are required to be reflected as financing or investing activities.
Plains Exploration & Production Company
Reconciliation of GAAP to Non-GAAP Measure
Net cash provided by operating activities (GAAP)
Changes in operating assets and liabilities
Cash payments for commodity derivative contracts
that settled during the period that are reflected
as investing or financing cash flows in the
statement of cash flows
Operating cash flow (Non-GAAP)